SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 15, 2007

Date of Report

(Date of Earliest Event Reported)

SONOSITE, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	0-23791	91-1405022
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

21919 30th Drive S.E., Bothell, Washington 98021-3904

(Address of Principal Executive Offices) (Zip Code)

(425) 951-1200

(Registrant’s Telephone Number, Including Area Code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01	Other Events.

On May 15, 2007, General Electric Company filed a lawsuit against SonoSite, Inc. in the federal district court in the Western District of Wisconsin. The lawsuit alleges that SonoSite’s MicroMaxx and/or Titan products willfully infringe GE’s U.S. patents Nos. 4,932,415, 5,584,294, 6,120,447, 6,210,327 and 6,418,225 relating to ultrasound technology. GE is seeking unspecified monetary damages and an injunction. SonoSite is currently analyzing the validity of these allegations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, SonoSite, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOSITE, INC.

Dated: May 17, 2007	By:	/s/ MICHAEL J. SCHUH
Michael J. Schuh
Chief Financial Officer